Exhibit 10.10


                              CANCELLATION OF LEASE

THE STATE OF TEXAS }

COUNTY OF TRAVIS   }


         WHEREAS, on June 2, 1998, INDUSTRIAL PROPERTIES CORPORATION, as Landlord, and SI DIAMOND TECHNOLOGY, INC., as Tenant, made and entered into a Lease Agreement on the following described premises, to wit:

         Approximately 9,667 square feet of space located at 3006 Longhorn Boulevard, Suites 107, 108, and 109, Austin, Travis County, Texas, situated on lot 1, block B, resubdivision of Industrial Terrace, section 3,

         WHEREAS, said Lease Agreement was extended and amended by a Lease Extension and Amendment Agreement dated

May 5, 2003.

         WHEREAS, it is the desire of the undersigned parties hereto that said Lease Agreement be cancelled and terminated as of

February 14, 2004.


         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

         That INDUSTRIAL PROPERTIES CORPORATION, Landlord, and SI DIAMOND TECHNOLOGY, INC., Tenant, for valuable consideration by each paid to the other have covenanted and agreed, and do hereby covenant and agree that:

         1. Said Lease Agreement shall be and the same is hereby cancelled and is of no further effect after February 14, 2004.

         2. It is further understood that none of the parties shall have any further obligation under such instrument after such date except that Tenant will be responsible for payment to Landlord of the increase in real estate taxes, if any, as provided for in Paragraph 5 of the Lease Agreement and the increase in the maintenance and use charge, if any, as provided for in Paragraph 6 of the Lease Agreement, and any repairs that might be necessary as provided for in Paragraph 7 of the Lease Agreement.

         IN TESTIMONY WHEREOF, the parties hereto have signed the Cancellation of Lease, in duplicate, this 6th day of February, 2004.

INDUSTRIAL PROPERTIES CORPORATION

By: /s/ Lee Halford, Jr.
    ------------------------------------

    Lee Halford, Jr.
    ------------------------------------
    Printed Name

Its: Executive Vice President
    ------------------------------------
     Title


SI DIAMOND TECHNOLOGY, INC.

By: /s/ Douglas P. Baker
    ------------------------------------

    Douglas P. Baker
    ------------------------------------
    Printed Name

Its: Chief Financial Officer
    ------------------------------------
      Title